FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Collateral Analysis

				(deal as a whole)
			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	LTV	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
500	524	> 65%	163,410.91	3.57%	8.181	22.75	513	41.28	78.94	79.38	11.4	98.37	80.69	1.74	16.55	0
525	549	> 65%	173,000.11	5.76%	7.888	41.66	537	40.54	81.09	79.88	10.96	97.16	74.68	3.12	20.36	0
550	574	> 65%	185,119.17	7.66%	7.629	48.06	562	40.57	83.12	74.2	11.46	94.64	63.23	2.86	32.28	3.45
575	599	> 70%	177,951.42	10.64%	7.356	39.72	587	40.99	83.75	72.99	12.58	94.29	68.51	1.81	28.12	20.48
600	624	> 70%	200,220.96	15.64%	7.131	44.08	612	41.38	84.99	69.79	11.83	94.18	59.38	1.83	36.31	31.49
625	649	> 70%	204,177.12	14.64%	7.067	34.12	637	41.49	84.69	67.41	11.42	92.19	50.04	0.25	47.52	36.1
650	674	> 80%	181,423.31	5.58%	7.454	68.41	661	40.13	90.82	61.19	10.32	81.73	39.58	0.76	57.39	27.24
675	699	> 80%	174,129.36	3.54%	7.430	61.67	686	38.88	91.56	63.53	9.37	78.04	34.8	0.97	62.33	25.98
700	724	> 80%	203,231.80	2.36%	7.295	55.21	710	39.04	92.15	64.18	10.83	76.4	33.07	0.54	64.93	33.15
725	749	> 85%	156,354.45	0.81%	7.586	57.07	736	39.82	93.83	57.84	12.42	74.84	37.37	0	60.3	20.23
750	774	> 85%	139,462.84	0.47%	7.755	39.65	762	38.59	94.79	57.21	15.06	77.26	19.7	0	78.43	17.92
775	799	> 85%	172,417.90	0.22%	7.355	74.60	782	36.41	92.53	68.44	6.16	54.59	36.54	0	63.46	13.55
800	max	> 85%	345,039.42	0.03%	6.615	74.46	805	44.61	92.55	100	0	100	0	0	100	0

			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
LTV Low	LTV High	DTI	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
60%	64%	> 49.9%	214,885.22	0.20%	7.332	0.00	564	53.2	62.28	91.57	0	93.71	84.52	0	15.48	17.41
65%	69%	> 49.9%	206,343.94	0.53%	6.921	0.00	571	52.66	67.03	73.99	8.23	94.29	70.43	2.55	27.02	4.24
70%	74%	> 49.9%	206,170.64	0.48%	6.875	0.00	573	52.5	71.69	68.83	5.31	97.43	76.27	2.38	21.34	8.61
75%	79%	> 49.9%	215,340.24	0.70%	7.194	0.00	579	52.32	76.36	65.28	18.37	92.21	77.14	4.03	17.48	6.85
80%	84%	> 49.9%	220,812.19	1.45%	6.899	15.76	603	52.6	80.58	73.94	9.56	94.79	85.96	0.53	12.39	26.43
85%	89%	> 49.9%	214,681.27	0.89%	7.212	83.57	596	52.48	86.2	60.06	15.39	97.25	88.03	1.91	8.32	12.58
90%	94%	> 49.9%	193,956.58	0.77%	7.555	83.10	594	52.44	90.05	69.94	7.08	92.11	88.15	4.39	7.46	4.8
95%	99%	> 49.9%	209,106.96	0.19%	7.403	57.30	630	51.05	95.27	46.41	15.32	100	59.46	0	40.54	7.67
100%	max	> 49.9%	79,077.17	0.12%	8.391	74.83	656	52.17	100	73.67	5.36	100	87.47	0	12.53	6.85

			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
DTI Low	DTI High	FICO	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
20%	24%	< 525	118,669.07	0.13%	8.004	24.68	511	22.79	71.88	91.25	0	100	78.76	8.94	12.31	0
25%	29%	< 550	142,099.43	0.67%	8.007	31.17	529	27.34	75.81	84.8	9.4	97.95	78.73	0.97	14.91	0
30%	34%	< 575	159,216.40	2.19%	7.750	27.81	541	32.55	77.05	81.22	10.4	95.86	70.9	1.49	26.71	0
35%	39%	< 600	161,178.95	5.33%	7.555	33.25	558	37.38	78.28	75.85	13.21	95.99	67.73	1.31	30.16	8.91
40%	44%	< 625	196,023.39	12.99%	7.470	37.83	579	42.64	80.04	73.6	11.14	95.88	53.69	2.69	42.32	14.51
45%	49%	< 650	202,761.90	19.46%	7.229	34.98	595	47.65	82.09	71.65	10.87	97.13	66.88	1.22	30.05	28.98
50%	54%	< 675	204,908.97	5.00%	7.186	32.48	581	52.44	78.63	69.3	11.01	95.04	82.99	2.61	13.76	10.58
55%	max	< 700	194,463.35	0.17%	6.853	35.89	581	55	72.92	80.75	19.25	98.25	64	0	36	0

LIMITED AND STATED DOC

		Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only	% CA	% NY	% FL
500	524	232,412.16	1.08%	7.927	2.17	515	38.41	68.62	79.29	7.78	99.28	0	8.37	85.41	0	47.89	6.99	9.41
525	549	216,857.70	2.10%	7.836	15.24	537	39.26	71.95	75.9	10.54	98.08	0	11.07	83.79	0	37.55	6.62	11.35
550	574	232,645.68	3.22%	7.583	32.98	563	40.27	77.84	70.14	12.28	93.13	0	7.44	88.01	4.06	44.76	5.54	10.18
575	599	232,936.20	4.12%	7.488	38.75	587	40.45	78.48	69.16	12.18	91.56	0	5.87	90.27	9.87	38.07	7.91	11.98
600	624	251,725.77	7.25%	7.369	42.28	613	40.91	82.54	67.37	8.22	92.47	0	5.02	89.86	27.3	41.85	8.6	8.02
625	649	226,848.35	8.00%	7.313	28.66	637	41.24	82.85	65.01	10.43	91.34	0	0.6	94.98	29.18	44.9	9.12	7.34
650	674	217,034.67	7.69%	7.249	25.77	662	40.97	83.49	66.49	11.28	90.21	0	0.97	95.05	32.6	42.31	6.01	10.15
675	699	214,514.30	6.26%	7.063	18.78	686	40.77	83.12	64.04	9.84	89.77	0	0.77	96.02	35.17	38.06	6.78	9.68
700	724	229,318.55	4.22%	6.964	17.02	711	40.6	83.54	65.92	11.97	89.64	0	0.3	97.25	45.86	43.33	5.38	8.41
725	749	211,239.84	2.03%	6.995	15.60	736	40.82	82.37	58.13	13.35	88.09	0	1.21	95.37	44.57	45.38	7.91	6.77
750	774	238,383.47	1.78%	6.898	11.61	761	41.3	82.23	60.32	6.22	88.65	0	0.56	96.86	37.75	42.66	15.44	6.1
775	799	244,869.47	0.52%	6.825	20.38	782	39.79	83	72.16	3.92	87.32	0	0	100	39.02	50.57	4.5	9.37
800	max	336,692.94	0.04%	6.547	50.87	804	43.42	88.58	100	0	100	0	0	100	31.68	82.55	0	17.45
IO LOANS

		Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only	% CA	% NY	% FL
500	524	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
525	549	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
550	574	312,006.21	0.32%	7.118	31.15	567	41.89	74.51	77.11	6.01	100	59.54	5.77	34.69	100	74.12	3.99	0
575	599	281,243.17	2.56%	6.853	26.94	587	42.09	79.32	72.88	15.96	99.26	82.71	2.76	12.28	100	63.92	1.64	4.65
600	624	284,418.73	5.58%	6.743	41.04	613	41.34	81.15	77.68	11.05	99.5	64.03	2.22	31.97	100	63.85	1.51	4.6
625	649	287,727.15	5.68%	6.663	32.99	637	42.34	81.76	69.33	13.35	98.39	58.91	0.23	38.68	100	67.02	3.52	4.62
650	674	280,826.41	4.45%	6.614	26.82	661	41.91	82.1	72.01	12.16	99	43.29	0.21	53.11	100	63.37	0.38	6.23
675	699	289,821.50	3.41%	6.596	19.14	686	41.55	81.81	61.94	13.45	98.75	35.54	0.36	61.25	100	61.96	4.31	6.53
700	724	313,097.10	2.88%	6.469	16.94	711	42.04	81.44	64.54	16.19	98.37	32.66	0.44	64.91	100	65.01	0.73	7.07
725	749	285,688.44	1.28%	6.392	11.58	736	41.82	79.99	55.8	18.72	99.06	29.33	0	67.18	100	74.24	3.09	2.14
750	774	298,032.00	0.89%	6.382	5.07	761	41.37	80.52	68.11	12.9	97.82	24.29	0	71.53	100	69.35	5.39	5.89
775	799	319,450.25	0.29%	6.440	18.26	781	42.03	80.03	61.06	9.5	100	30.21	0	69.79	100	83.2	2.62	0
800	max	212,500.00	0.02%	6.052	0.00	801	35.47	68.88	100	0	100	24.71	0	75.29	100	100	0	0

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.